UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                    October 4, 2006

ProUroCare Medical, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-103781	20-1212923
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

One Carlson Parkway, Suite 124, Plymouth, MN	55447
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code                    952-476-9093

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events

On October 4, 2006 the Company issued a press release announcing that its development partner, Artann Laboratories Inc., had received a three-year, $3 million Small Business Innovation Research Phase II Competitive Renewal grant from the National Cancer Institute to help advance the development and application for the FDA clearance of the Company’s ProUroScanTM prostate mechanical imaging system.  A copy of the press release is included as Exhibit 99a to the Current Report on Form 8-K.

Item 9.01   Financial Statements and Exhibits

(c)                      Exhibits

99a      Press release of ProUroCare Medical Inc. dated October 4, 2006.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROUROCARE MEDICAL, INC.

October 5, 2006	By:	/s/ Maurice R. Taylor II
Maurice R. Taylor II
Chief Executive Officer